UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2015

CAMBIUM LEARNING GROUP, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17855 Dallas Parkway, Suite 400, Dallas, Texas		75287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 399-1995

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2015, Cambium Learning, Inc., a subsidiary of the Registrant, entered into an amendment, effective April 30, 2015, to the Logistics Services Agreement dated February 22, 2012, by and between Cambium Learning, Inc. and Ozburn-Hessey Logistics, LLC ("OHL"). OHL provides logistics, transportation, and warehousing services to Cambium Learning, Inc. The amendment provides, among other things, an extension of the term of the agreement until May 31, 2018 and establishes rates for Warehousing and Distribution Services, as defined in the agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 – Amendment, effective April 30, 2015, to Logistics Services Agreement, dated February 22,2012, between Cambium Learning, Inc. and Ozburn-Hessey Logistics, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM LEARNING GROUP, INC.

May 15, 2015	By:	/s/ Barbara Benson

Name: Barbara Benson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment, effective April 30, 2015, to Logistics Services Agreement, dated February 22,2012, between Cambium Learning, Inc. and Ozburn-Hessey Logistics, LLC